UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 26, 2005

                           ARIAD Pharmaceuticals, Inc.
             (Exact name of registrant as specified in its charter)


           Delaware                  0-21696                 22-3106987
  (State or other jurisdiction     (Commission            (I.R.S. Employer
       of incorporation)           File Number)           Identification No.)


              26 Landsdowne Street, Cambridge, Massachusetts 02139
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (617) 494-0400


                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01    Other Events.

          In a press release dated May 26, 2005, ARIAD Pharmaceuticals, Inc. announced initiation of enrollment of patients with relapsed and/or refractory cancers in the first multi-center Phase 1b clinical trial of the oral dosage form of its novel mTOR inhibitor, AP23573, which was recently designated as a fast-track product by the U.S. Food and Drug Administration for the treatment of sarcomas. Oral administration (tablets) should permit greater flexibility in dosing and greater convenience for patients, reducing dependency on a hospital or clinic based treatment regimen. A copy of the press release is filed herewith as Exhibit 99.1 and the information contained therein is incorporated by reference into this Item 8.01 of this Current Report on Form 8-K.


ITEM 9.01    Financial Statements and Exhibits.

        (c)  The following exhibits are filed with this report

             Exhibit
             Number        Description
             -------       -----------
             99.1          Press release dated May 26, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ARIAD Pharmaceuticals, Inc.

                                     By: /s/ Edward M. Fitzgerald
                                         ---------------------------------------
                                         Edward M. Fitzgerald
                                         Senior Vice President and Chief
                                         Financial Officer

Date: May 26, 2005

                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number           Description
-------          -----------
99.1             Press release dated May 26, 2005.